SNET EXECUTIVE RETIREMENT SAVINGS PLAN

             With amendments through January 1, 1998


















January 1998





                        TABLE OF CONTENTS


SECTION 1.    PURPOSE                                           1

SECTION 2.    DEFINITIONS                                       1

SECTION 3.    FUNDING                                           2

SECTION 4.    ADMINISTRATION                                    3

SECTION 5.    CLAIMS PROCEDURE                                  3

SECTION 6.    MISCELLANEOUS                                     4

SECTION 7.    PLAN TERMINATION                                  4

SECTION 8.    SOURCE OF PAYMENTS                                4

SECTION 9.    UNFUNDED STATUS                                   5

SECTION 10.  CHANGE OF CONTROL                                  5

SECTION 11.  PLAN MODIFICATION                                  8


ARTICLE A.  EXECUTIVE RETIREMENT SAVINGS PROGRAM

SECTION 1.    PURPOSE OF ARTICLE A OF THIS PLAN                 9

SECTION 2.    ADDITIONAL DEFINITIONS APPLICABLE UNDER
              ARTICLE A                                         9

SECTION 3.    PARTICIPATION UNDER ARTICLE A                    10

SECTION 4.    RESTORATION ALLOCATION &
              INCENTIVE AWARD ALLOCATION                       10

SECTION 5.    PAYMENT OF EXECUTIVE RETIREMENT SAVINGS
              PLAN ACCOUNT                                     12


ARTICLE B.  EMPLOYEE RETIREMENT SAVINGS PROGRAM

SECTION 1.    PURPOSE OF ARTICLE B OF THIS PLAN                13

SECTION 2.    ADDITIONAL DEFINITIONS APPLICABLE UNDER
              ARTICLE B                                        13



ARTICLE B.  EMPLOYEE RETIREMENT SAVINGS PROGRAM (CONTINUED)

SECTION 3.    PARTICIPATION UNDER ARTICLE B                    14

SECTION 4.    RESTORATION ALLOCATION                           14

SECTION 5.    PAYMENT OF EMPLOYEE RETIREMENT SAVINGS
              PLAN ACCOUNT                                     15



             SNET EXECUTIVE RETIREMENT SAVINGS PLAN



SECTION 1.     PURPOSE

     The purpose of the SNET Executive Retirement Savings

Plan (the "Plan") is to provide certain management and

highly compensated employees of Southern New England

Telecommunications Corporation (the "Corporation") (and its

subsidiaries which have determined, with the consent of the

Committee, to participate in this Plan), with certain

contributions that would have been provided to them under

the SNET Management Retirement Savings Plan (the "Savings

Plan") if pensionable compensation were not subject to the

limitation imposed by Section 401(a)(17) of the Code and,

certain executives with an additional contribution based on

the amount of Short Term Incentive Award deferred by them.

     The Plan is intended to constitute an "unfunded plan

for deferred compensation for a select group of management

or highly compensated employees for purposes of Title 1 of

ERISA.

     The Plan shall consist of two components: (1) Article A

which contains the program available for executive-level

employees; and (2) Article B which contains the program

available for management employees below the executive-

level.



SECTION 2.  DEFINITIONS

     When used herein with initial capital letters, each of

the following terms shall have the corresponding meaning set forth below unless a different meaning is plainly required

by the context in which the term is used:

     "Beneficiary" shall have the meaning provided under

Article A or Article B of this Plan, as applicable.

                             1


     "Board" shall mean the Board of Directors of the

Company.

     "Code" shall mean the Internal Revenue Code of 1986, as

amended.

     "Committee" shall mean the Employees' Benefit Committee

under the SNET Management Retirement Savings Plan.

     "Company" shall mean The Southern New England Telephone

Company and, where applicable, the Board, a committee

thereof, or its authorized representatives.

     "Corporation" shall mean Southern New England

Telecommunications Corporation.

     "Deferral Plan" shall mean the SNET Incentive Award

Deferral Plan.

     "Employer" shall mean the Corporation and any other

company (or portion thereof) which is a Participating

Company in the Savings Plan.

     "ERISA" shall mean the Employee Retirement Income

Security Act of 1974 as it may be amended from time to time.

     "Participant" shall mean an employee of an Employer who

is eligible to participate in the Plan pursuant to Article A or Article B, as applicable.

     "Plan Year" shall mean the calendar year.

     "Salary" shall have the same meaning as provided in the

Savings Plan but shall also include amounts disregarded

pursuant to Section 401(a)(17) of the Code.

     "Savings Plan" shall mean the SNET Management

Retirement Savings Plan.

SECTION 3.  FUNDING

     Amounts payable under this Plan shall be "unfunded," as

that term is used in Sections 201(2), 301(a)(3), 401(a)(1)

and 4021(a)(6) of ERISA with respect to unfunded plans

maintained primarily for the purpose of providing

deferred compensation to a select group of management

or highly compensated employees, and the Plan shall be

administered in a manner that will ensure that amounts

payable hereunder are unfunded and that Participants


                             2


will not be considered to have received a taxable economic

benefit prior to the time at which amounts are actually

payable hereunder.  Accordingly, a Participant's Plan account shall be only a bookkeeping account, and no Employer shall

be required to segregate or earmark any of its assets for

the benefit of Participants or their spouses or other

beneficiaries, with each such person having only a contractual right against the Employer for amounts payable hereunder.  The rights and interest of a Participant under this Plan shall not be subject in any manner to anticipation, alienation, sale,

transfer, assignment, pledge or encumbrance by a Participant or any person claiming under or through a Participant, nor

shall they be subject to the debts, contracts, liabilities

or torts of a Participant or anyone else prior to payment.

SECTION 4.  ADMINISTRATION

     The Plan Administrator as that term is defined under

ERISA is the Corporation and the Plan shall be operated

under the direction of the Corporation or its agents.  The

calculation of all amounts payable under the Plan shall be

performed by the Corporation or its agents, and such

calculations and the Corporation's or its agent's decisions

in all other matters involving the interpretation or

application of the Plan shall be final and binding on all

persons.

SECTION 5.  CLAIMS PROCEDURE

     All claims by a Participant, spouse or beneficiary for

amounts payable under this Plan shall be determined under

the claims procedure in effect under the Savings Plan

applicable to such person on the date that such claims are

submitted.  The person or entity authorized to determine

final claims appeals under the Savings Plan shall act for

the Corporation for the purpose of such claims

determination.

                             3


SECTION 6.  MISCELLANEOUS

     6.1  Plan Not an Employment Contract.  Neither the

adoption of the Plan by the Employer, nor any action of the

Employer or the Committee under the Plan, nor participation

in the Plan or failure to participate in the Plan by any

person, shall be held or construed to confer upon any person any legal right to be continued as an employee of any

Employer.  All employees, regardless of whether they

participate in the Plan, shall be subject to discharge to

the same extent as they would have been if the Plan had

never been adopted.

     6.2  Headings.  Headings are included in the Plan for

convenience only and are not substantive provisions of the

Plan.

     6.3  Applicable Law.  The interpretation of the

provisions and the administration of the Plan shall be

governed by the laws of the State of Connecticut without

regard to principles of conflicts of laws, to the extent not preempted by federal law.

SECTION 7.  PLAN TERMINATION

     The Board retains the right to terminate the Plan in

whole or in part, and each Participating Company retains the right to withdraw from this Plan, at any time, for any

reason, with or without notice.  Unless the Participant

provides prior written consent, however, said withdrawal or

termination, as applicable, shall not affect the rights of

any Participant or Beneficiary to any benefit under the Plan to which such person may have previously become entitled

prior to the effective date of the withdrawal or

termination.

SECTION 8.  SOURCE OF PAYMENTS

     Benefits arising under this Plan and all costs,

charges, and expenses relating thereto will be payable

from SNET's general assets.  SNET may, however, establish

a trust to pay such benefits and related expenses,

provided such trust does not cause the Plan to be

                             4


"funded" within the meaning of ERISA.  To the extent trust

assets are available, they may be used to pay benefits arising under this Plan and

all costs, charges, and expenses relating thereto.  To the

extent that the funds held in the trust, if any, are

insufficient to pay such benefits, costs, charges and

expenses, SNET shall pay such benefits, costs, charges and

expenses from its general assets.

SECTION 9.  UNFUNDED STATUS

     The Plan at all times shall be entirely unfunded for

purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a

Participating Company for payment of any benefits hereunder.

Funds that may be invested through a trust described in

Section VIII of the Plan shall continue for all purposes to

be part of the general assets of the Participating Company

which invested the funds.  The Plan constitutes a mere

promise by SNET and the Participating Companies to make

benefit payments, if any, in the future.  No Participant,

Beneficiary or any other person shall have any interest in

any particular assets of a Participating Company by reason

of the right to receive a benefit under the Plan and to the

extent the Participant, Beneficiary or any other person

acquires a right to receive benefits under this Plan, such

right shall be no greater than the right of any unsecured

general creditor of a Participating Company.

SECTION 10. CHANGE OF CONTROL

     Any provision of the Plan to the contrary

notwithstanding, in the event of a Change of Control (as

defined below), any benefit accrued as of the date of the

Change of Control, shall not be subject to forfeiture and

shall be paid in a single lump sum on the last day of the

month following the month in which the Change of Control

occurred for those Participants currently eligible to

receive a distribution, other than a hardship distribution,

under the Plan, and on the last day of the month following

the month in which the event occurs (e.g., termination of

                             5



employment, disability or death) giving rise to the

obligations of SNET or Participating Company to pay such

benefit for those Participants not currently eligible to

receive a distribution, other than a hardship distribution,

under the Plan.  For this purpose, the accrued benefit shall be calculated based upon the provisions of the Plan in

effect immediately prior to the Change of Control and shall

not be adversely affected because of any subsequent events,

including, without limitation, termination or amendment of

the Plan or the Savings Plan or the Deferral Plan, or lack

of continued status.

     For purposes of this Section X, a Change of Control

shall mean:

     (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) participated in by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (i), (ii), and (iii) of Paragraph (C) of this
     Section X are satisfied; or

     (B) a change in the composition of the Board of Directors of the Corporation (the "Board") such that the individuals who, as of December 12, 1990, constitute the Board (the Board as of the above date shall be hereinafter referred to as the "Incumbent
     Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section X, that any individual who becomes a member of the Board subsequent to the above date whose election, or nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of those individuals who are member of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board, but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened

                             6



     solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

     (C)  the approval by the shareholders of the
     Corporation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) participated in by the Corporation or such Corporation resulting form such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (D)  the approval by the shareholders of the
     Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation; excluding, however, such a sale or other disposition to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale of other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation
     Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation and any employee benefit plan (or related trust) participated in by the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more for, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of

                             7



     such corporation entitle to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.


SECTION 11.  PLAN MODIFICATION

     The Board may from time to time make changes in the

Plan.  In addition, the Senior Vice President-Organization

Development of the Corporation (or any successor to that

officer's responsibilities), with the concurrence of the

Senior Vice President and General Counsel of the Corporation

(or any successor to that officer's responsibilities), shall be authorized to make minor or administrative changes to the

Plan, as well as changes dictated by the requirements of

federal or state statutes applicable to any Participating

Company or authorized or made desirable by such statutes.

Such changes shall not affect the rights of any Participant,

or Beneficiary, without the Participant's consent, to any

benefit under the Plan to which such person may have

previously become entitled under the terms of the Plan.

                             8




        ARTICLE A.  EXECUTIVE RETIREMENT SAVINGS PROGRAM


SECTION 1.     PURPOSE OF ARTICLE A OF THIS PLAN


     The purpose of this Article A, the Executive Retirement

Savings Program,  is to provide certain highly compensated

employees with certain contributions that would have been

provided to them under the SNET Management Retirement

Savings Plan (the "Savings Plan") if pensionable

compensation were not subject to the limitation imposed by

Section 401(a)(17) of the Code and with an additional

contribution based on the amount of Short Term Incentive

Award deferred by them.

SECTION 2.     ADDITIONAL DEFINITIONS APPLICABLE UNDER ARTICLE A

     When used in this Article A with initial capital

letters, each of the following terms shall have the

corresponding meaning set forth below unless a different

meaning is plainly required by the context in which the term is used:

     "Beneficiary" shall mean the person or persons entitled

to receive distributions under the Deferral Plan, or if the

Participant did not elect to participate in the Deferral

Plan, the Savings Plan, upon or after the death of a

Participant.

     "Executive Retirement Savings Plan Account" shall mean

the account provided for in Section 4 of this Article A.

     "Hardship" shall mean an unanticipated emergency that

is caused by an event beyond the control of the Participant

that would result in financial hardship for such Participant if a distribution under the Plan were not permitted, as

determined by the person or entity designated under the Deferral

Plan to make such determination in their sole discretion.  The

                             9



person or entity so designated may require the

Participant to submit whatever documentation the person

or entity deems appropriate to make such determination of

Hardship.

     "Incentive Award Allocation" shall mean allocations to

a Participant's Executive Retirement Savings Plan Account,

based on the amount of Short Term Incentive Award that is

deferred, as described in Section 3 of this Article A.

     "Savings Plan Restoration Allocation" shall mean

allocations to a Participant's Executive Retirement Savings

Plan Account, based on potential matching contributions to

the Savings Plan, as described in Section 4 of this Article A.

SECTION 3.      PARTICIPATION UNDER ARTICLE A

     Effective January 1, 1994, each employee of an Employer

who is eligible to participate in the Deferral Plan and

whose compensation from the Employer exceeds the limitations of Section 401(a)(17) of the Code and whose matching

contributions by an Employer under the Savings Plan are

limited on account of such limitations shall be a

Participant in the Plan as of April 1 of the Plan Year

following a Plan Year in which such limitations occur,

provided such executive is on the active payroll or an

approved leave of absence as of that date.  Each executive

participating in the SNET Incentive Award Deferral Plan

shall be a Participant in the Plan upon the granting of an

award payment and the election of such Participant to defer

receipt of such award under such Plan, provided such

executive is on the active payroll or an approved leave of

absence as of the date any such award is granted.

SECTION 4. RESTORATION ALLOCATION AND INCENTIVE AWARD ALLOCATION

     4.1  Benefits under this Plan shall consist of two

components, one based on potential matching contributions

and the other on deferred Short Term Incentive Awards.  For

each Participant who, for a Plan Year, has made pre-tax

contributions to the Savings Plan in an amount equal to the

limitation under Section 402(g) of the Code or the maximum pre-tax

                             10


contributions permitted under the terms of the Savings Plan,

a Savings Plan Restoration Allocation shall be credited

to the Participant's Executive Retirement Savings

Plan Account for each Plan Year, as of the end of the Plan

Year.  The Savings Plan Restoration Allocation shall be the

amount of additional matching contributions that would have

been made by the Employer to the Savings Plan on behalf of

the Participant had the limitations of Section 401(a)(17) of the Code not been applicable in calculating such matching

contributions.  In determining this amount, the amount of

the Participant's deferral of their Short Term Incentive

Award under the Deferral Plan shall be added to the amount

contributed by the Participant to the Savings Plan to the

extent that the Participant was foreclosed from contributing

6% of their salary to the Savings Plan due to the limits

imposed under Section 402(g) of the Code.  Such allocation

shall be credited as of the first day of April of the Plan

Year following the Plan Year for which such matching

contributions would have been made to the Savings Plan but

for the limitations of Sections 401(a)(17) and 402(g) of the

Code.

     The second component shall consist of an Incentive

Award Allocation to be made to the Participant's Executive

Retirement Savings Plan Account equal to the amount that

would have been made as a matching contribution to the

Savings Plan had (i) the executive's deferred Short Term

Incentive Award been contributed to the Savings Plan, (ii)

the limitations of Section 401(a)(17) of the Code not been

applicable, (iii) the definition of Salary under the Savings

Plan been limited to the Participant's Short Term Incentive

Award, and (iv) matching contributions pursuant to the ESOP

portion of the Savings Plan not been made.  Such allocation

shall be credited when the Short Term Incentive Award is

granted.

     In addition, the Secretary of the Committee with the

advice of legal counsel, may provide for an additional

amount to be credited to a Participant's Savings Plan

Restoration Allocation account if the Secretary determines

that the additional credit is appropriate, due to

                             11


the impact of administrative actions undertaken to insure

compliance with applicable law, provided that the total of the amount credited by the Secretary hereunder shall not exceed 4%

of the Participant's Salary for the Plan Year for which the

credit is given.

     4.2  Interest shall be credited on each Participant's

Executive Retirement Savings Plan Account, in accordance

with the interest crediting provisions of the Deferral Plan.

SECTION 5.  PAYMENT OF EXECUTIVE RETIREMENT SAVINGS PLAN ACCOUNT

     The amount credited to a Participant's Executive

Retirement Savings Plan Account, to the extent vested, shall be paid to the Participant, or to the Participant's

Beneficiary in the event of death, in accordance with the

distribution provisions of the Deferral Plan when the

Participant ceases to be employed by any Employer due to the

Participant's retirement, termination of employment, death

or a Change in Control.  A Participant may also receive a

distribution of his benefits under the Plan, while still

employed by any Employer, in the case of a Hardship, to the

extent of the amount necessary to meet such Hardship.  A

Participant shall be vested in the amounts credited to an

Executive Retirement Savings Plan Account to the same extent as the Participant is vested in amounts attributable to

Employer matching contributions to the Savings Plan.

                             12


         ARTICLE B.  EMPLOYEE RETIREMENT SAVINGS PROGRAM


SECTION 1.     PURPOSE OF ARTICLE B OF THIS PLAN

     The purpose of this Article B, the Employee Retirement

Savings Program, is to provide certain highly compensated

employees with certain contributions that would have been

provided to them under the SNET Management Retirement

Savings Plan (the "Savings Plan") if pensionable

compensation were not subject to the limitation imposed by

Section 401(a)(17) of the Code.

SECTION 2.  ADDITIONAL DEFINITIONS APPLICABLE UNDER ARTICLE B

     When used in this Article B with initial capital

letters, each of the following terms shall have the

corresponding meaning set forth below unless a different

meaning is plainly required by the context in which the term is used:

     "Beneficiary" shall mean the person or persons entitled

to receive distributions under the Savings Plan upon or

after the death of a Participant.

     "Employee Retirement Savings Plan Account" shall mean

the account provided for in Section 4 of this Article B.

     "Hardship" shall mean an unanticipated emergency that

is caused by an event beyond the control of the Participant

that would result in financial hardship for such Participant if a distribution under the Plan were not permitted, as

determined by the person or entity designated under the

Savings Plan to make such determination in their sole

discretion.  The person or entity so designated may require

the Participant to submit whatever documentation the person

or entity deems appropriate to make such determination of

Hardship.

                             13


     "Savings Plan Restoration Allocation" shall mean

allocations to a Participant's Employee Retirement Savings

Plan Account, based on potential matching contributions to

the Savings Plan, as described in Section 4 of this Article B.

SECTION 3. PARTICIPATION UNDER ARTICLE B

     Effective March 13, 1996, each employee of an Employer

who is not eligible to participate in the Deferral Plan and

whose compensation from the Employer exceeds the limitations of Section 401(a)(17) of the Code and whose matching

contributions by an Employer under the Savings Plan are

limited on account of such limitations shall be a

participant in the Plan as of April 1 of the Plan Year

following a Plan Year in which such limitations occur,

provided such employee is on the active payroll or on an

approved leave of absence as of that date.

SECTION 4.     RESTORATION ALLOCATION

     4.1  For each Participant who, for a Plan Year, has

made pre-tax contributions to the Savings Plan in an amount

equal to the limitation under Section 402(g) of the Code or

the maximum pre-tax contributions permitted under the terms

of the Savings Plan, a Savings Plan Restoration Allocation

shall be credited to the Participant's Employee Retirement

Savings Plan Account for each Plan Year, as of the end of

the Plan Year.  The Savings Plan Restoration Allocation

shall be the amount of additional matching contributions

that would have been made by the Employer to the Savings

Plan on behalf of the Participant had the limitations of

Section 401(a)(17) of the Code not been applicable in

calculating such matching contributions. Such allocation

shall be credited as of the first day of April of the Plan

Year following the Plan Year for which such matching

contributions would have been made to the Savings Plan but

for the limitations of Sections 401(a)(17) and 402(g) of the

Code.

                             14



     In addition, the Secretary of the Committee with the

advice of legal counsel, may provide for an additional

amount to be credited to a Participant's Savings Plan

Restoration Allocation account if the Secretary determines

that the additional credit is appropriate due to the impact

of administrative actions undertaken to insure compliance

with applicable law, provided that the total of the amount

credited by the Secretary hereunder shall not exceed 4% of

the Participant's Salary for the Plan Year for which the

credit is given.

     4.2  Interest shall be credited on each Participant's

Employee Retirement Savings Plan Account, in accordance with the interest crediting provisions of the Deferral Plan.

SECTION 5.     PAYMENT OF EMPLOYEE RETIREMENT SAVINGS PLAN ACCOUNT

     The amount credited to a Participant's Employee

Retirement Savings Plan Account, to the extent vested, shall be paid to the Participant, or to the Participant's

Beneficiary in the event of death, as soon as

administratively practicable following the month in which

the Participant ceases to be employed by any Employer due to the Participant's retirement, termination of employment,

death or a Change in Control.  A Participant may also

receive a distribution of his benefits under the Plan, while still employed by any Employer, in the case of a Hardship,

to the extent of the amount necessary to meet such Hardship.

A Participant shall be vested in the amounts credited to an

Employee Retirement Savings Plan Account to the same extent

as the Participant is vested in amounts attributable to

Employer matching contributions to the Savings Plan.

                             15